Segment reporting	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Segment reporting
5.	Segment reporting

Operating segments are reported consistently to the Board of Directors, which is responsible for allocating resources and assessing the performance of the operating segments and to take PagSeguro Group’s strategic decisions.

Considering that all decisions are based on consolidated reports, and that all decisions related to strategic and financial planning, purchases, investments and the allocation of funds are made on a consolidated basis, the PagSeguro Group operate in a single segment, as payment arrangement agents.

PagSeguro Group has revenue arising from Brazilian domestic customers and customers located abroad. The main revenue is related to sales from the Brazilian domestic market. The international market represents 1%, 2% and 5% for the years 2018, 2017 and 2016, respectively.